                                                                    EXHIBIT 99.1


                          PURCHASE AND SALE AGREEMENT

     THIS PURCHASE AND SALE AGREEMENT (this "Agreement"), dated as of February 15, 2001, is between Archstone Communities Trust, a Maryland real estate investment trust (ASN), and Security Capital Group Incorporated, a Maryland corporation ("Security Capital").

     WHEREAS, Security Capital is the beneficial owner of 31,721,214 common shares of beneficial interest, $1.00 par value per share (the "ASN Shares"); and

     WHEREAS, Security Capital desires to sell and ASN desires to purchase the ASN Shares subject to the terms described herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and warranties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.  Purchase and Sale. Subject to the terms and conditions herein set
         -----------------
forth, ASN agrees to purchase and Security Capital agrees to sell on the Closing Date (as hereinafter defined) the number of whole ASN Shares, free and clear of all liens, encumbrances, claims and security interests, equal to the number of shares (rounded up to the nearest whole number) determined by dividing $50,000,000.00 by the per share price at which the underwriters agree to purchase ASN Shares from Security Capital pursuant to an underwriting agreement to be entered into among ASN, Security Capital and Goldman, Sachs & Co. and such other underwriters as provided therein (the "Underwriting Agreement").

     2.  Representations and Warranties of ASN. ASN hereby represents and
         -------------------------------------
warrants to Security Capital as follows:

         (a) Due Organization. ASN is duly organized, validly existing and in
             ----------------
     good standing under the laws of the State of Maryland.

         (b) Authorization. ASN has the requisite power to enter into this
             -------------
     Agreement and the transactions and agreements contemplated hereby and to carry out its obligations hereunder and thereunder. This Agreement has been duly authorized, and this Agreement has been duly executed and delivered by ASN and constitutes a valid and binding agreement enforceable in accordance with its terms, except, to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors rights generally or by general equitable principles and except as the enforcement of the provisions of
     Section 9 hereof may be limited by public policy. Neither the execution and delivery of this Agreement, the consummation of the transactions and agreements contemplated hereby, nor compliance with the terms, conditions or provisions of this Agreement will be a violation of any of the terms, conditions or provisions of ASN's Declaration of Trust or bylaws or of any material agreement or instrument to which it or one of its subsidiaries is a party or by which it or one of its subsidiaries or its or their material properties may be bound, or constitute a default or create a right of termination or acceleration thereunder. The board of trustees of ASN, acting at a meeting from which representatives and affiliates of Security Capital recused themselves, has determined that this Agreement and the transactions contemplated hereby are advisable, fair to and in the best interests of the shareholders of ASN.

         (c) ASN Shares Outstanding. As of January 31, 2001, ASN had
             ----------------------
     outstanding 122,890,183 common shares of beneficial interest, $1.00 par value per share.

         (d) REIT Status. ASN (i) intends in its federal income tax return for
             -----------
     the tax year ended on December 31, 2000 to be taxed as a real estate investment trust (a "REIT") within the meaning of Section 856 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) has operated, and intends to continue to operate, in such a manner as to qualify as a REIT for 2000 and 2001, and (iii) the consummation of the transactions contemplated by this Agreement will not prevent or prohibit ASN from continuing to qualify as a REIT for federal income tax purposes, or result in the loss of ASN's status as a REIT for federal income tax purposes.

     3.   Representations and Warranties of Security Capital. Security Capital
          --------------------------------------------------
hereby represents and warrants to ASN as follows:

          (a) Due Organization. Security Capital is duly organized, validly
              ----------------
     existing and in good standing under the laws of the State of Maryland.

          (b) Authorization. Security Capital has the requisite power to enter
              -------------
     into this Agreement and the transactions and agreements contemplated hereby and to carry out its obligations hereunder and thereunder. This Agreement has been duly authorized, executed and delivered by Security Capital and constitutes a valid and binding agreement of Security Capital enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equitable principles and except as the enforcement of the provisions of
     Section 9 hereof may be limited by public policy. Neither the execution and delivery of this Agreement, consummation of the transactions and agreements contemplated hereby, nor compliance with the terms, conditions or provisions of this Agreement, will be a violation of any of the terms, conditions or provisions of Security Capital's charter or bylaws; or of any material agreement or instrument to which Security Capital (or one of its subsidiaries) is a party or by which Security Capital (or one of its subsidiaries) or any of its (or their) material properties may be bound, or constitute a default or create a right of termination or acceleration thereunder.

          (c) Title. Security Capital at Closing will convey the ASN Shares to
              -----
     be delivered hereunder, free and clear of all liens, encumbrances, claims and security interests.

          (d) Access to Information. Security Capital has been supplied with
              ---------------------
     and has had access to such information as it deems relevant to entering into this Agreement and has had the opportunity to inquire of management of ASN as to any such information.

     4.   Public Announcements. The parties hereto will consult with each other
          --------------------
before issuing, and provide each other with the reasonable opportunity to review and comment upon, any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement without the reasonable consent of the other party, except as may be required by applicable law, by court process or by obligations pursuant to any listing agreement with any national securities exchange or transaction reporting system so long as the other party is notified promptly by the disclosing party of such press release or public statement.

     5.   Closing. Subject to the conditions set forth in Sections 6 and 7
          -------
hereof, the purchase and sale of the ASN Shares (the "Closing") shall occur concurrently with the initial closing of the transactions contemplated by the Underwriting Agreement (such date being the "Closing Date"). The Closing shall take place at the offices of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60603, at which time the parties shall make the deliveries described below. At the Closing, in addition to any other documents required to be delivered under this Agreement, the parties hereto shall deliver the documents described below:

          (a) Deliveries by ASN. At the Closing, ASN shall deliver or cause to
              -----------------
     be delivered the following to Security Capital:

              (1) $50,000,000.00 by wire transfer of immediately available funds to the account specified by Security Capital;

              (2) an executed copy of Amendment No. 3 to the Third Amended and Restated Investor Agreement in the form attached hereto as Exhibit A;
                                                                     ---------

              (3) a certificate, dated the Closing Date, of an executive officer of ASN, certifying that, as of such date, the representations and warranties of ASN contained herein are accurate, true and correct with the same force and effect as though made on and as of such date;

              (4) a certificate of ASN's secretary certifying resolutions of the board of trustees of ASN approving this Agreement and the transactions contemplated hereby (together with an incumbency and signature certificate regarding the officer(s) signing on behalf of
          ASN); and

              (5) an opinion of Mayer, Brown & Platt (the "Tax Opinion"), in form and substance reasonably satisfactory to Security Capital, to the effect that the transactions contemplated by this Agreement (i) will qualify as a substantially disproportionate redemption of stock under
          Section 302(b)(2) of the Code and (ii)
          will not prevent or prohibit ASN from continuing to elect to be taxed as a REIT in its federal income tax returns, or result in the loss of ASN's status as a REIT for federal income tax purposes.

          (b) Deliveries by Security Capital.  At the Closing, Security Capital
              ------------------------------
shall deliver or cause to be delivered the following to ASN:

              (1) the number of ASN Shares determined in accordance with Section 1 of this Agreement, to be delivered by DWAC to an account specified by ASN;

              (2) the resignation of one of the two designees of Security Capital on the ASN board of trustees pursuant to the terms of the Third Amended and Restated Investor Agreement, as amended, between Security Capital and ASN from ASN's board of trustees and any other position he may hold with ASN, as a result of the decrease in the percentage ownership of ASN's outstanding common shares owned by Security Capital pursuant to the transactions contemplated by this Agreement and the Underwriting Agreement;

              (3) an executed copy of Amendment No. 3 to the Third Amended and Restated Investor Agreement in the form attached hereto as Exhibit A;
                                                                     ---------

              (4) a certificate, dated the Closing Date, of an executive officer of Security Capital, certifying that, as of such date, the representations and warranties of Security Capital contained herein are accurate, true and correct with the same force and effect as though made on and as of such date; and

              (5) a certificate of Security Capital's secretary (and of the secretary of the record owner of the ASN Shares) certifying resolutions of the board of directors of Security Capital (and of such record owner) approving this Agreement and the transactions contemplated hereby (together with an incumbency and signature certificate regarding the officer(s) signing on behalf of Security Capital or such record owner).

     6.   Conditions to the Obligations of ASN. The obligations of ASN under
          ------------------------------------
this Agreement are subject to the fulfillment of each of the following conditions:

          (a) Performance. Security Capital shall have performed and complied
              -----------
     in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by it.

          (b) Injunctions. No preliminary or permanent injunction or other
              -----------
     final order by any United States federal or state court shall have been issued which prevents the consummation of the transactions contemplated hereby.

          (c) Tax Opinion. Receipt by ASN of the Tax Opinion described in
              -----------
     Section 5(a)(5).

          (d) Underwriting Agreement. The initial closing of the transactions
              ----------------------
     contemplated by the Underwriting Agreement shall have occurred.

     7.   Conditions to the Obligations of Security Capital. The obligations of
          -------------------------------------------------
Security Capital under this Agreement are subject to the fulfillment of each of the following conditions:

          (a) Performance. ASN shall have performed and complied in all
              -----------
     material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by it.

          (b) Injunctions. No preliminary or permanent injunction or other
              -----------
     final order by any United States federal or state court shall have been issued which prevents the consummation of the transactions contemplated hereby.

          (c) Underwriting Agreement. The initial closing of the transactions
              ----------------------
     contemplated by the Underwriting Agreement shall have occurred.

     8.   Survival. The representations and warranties of the parties shall
          --------
survive the Closing forever.

     9.   Indemnification.
          ---------------

          (a) Each party (the "Indemnifying Party") agrees to indemnify the other party, and each of their affiliates and their respective officers, directors, employees, agents and representatives (each, an "Indemnified Party" and together the "Indemnified Parties") against, and agrees to hold each of them harmless from, any and all liabilities, losses, costs, claims, damages, penalties and expenses (including, without limitation, reasonable attorneys' fees and expenses and costs of investigation and litigation) ("Losses") (i) incurred or suffered by them relating to or arising out of or in connection with any breach of or any inaccuracy in any representation or warranty made by the Indemnifying Party in this Agreement or any document delivered by it at the Closing pursuant to Section 5 hereof or
     (ii) arising out of or in connection with any action, suit, inquiry, or proceeding against or involving any Indemnified Party as a result of any Indemnifying Party's actions (or lack thereof) in connection with the negotiation or execution of this Agreement or any of the transactions contemplated hereby, or based upon any allegation or claim that the Indemnified Party is in any way responsible or liable for any action (or lack thereof) of the Indemnifying Party. No person shall be entitled to indemnification hereunder to the extent that the act or omission of such person for which indemnification is claimed arises out of such person's fraud, bad faith or willful misconduct.

          (b) As soon as is reasonably practicable after becoming aware of a claim for indemnification under this Agreement the Indemnified Party shall promptly give notice to the Indemnifying Party of such claim and the amount the Indemnified Party will be entitled to receive hereunder from the Indemnifying Party; provided that the failure of the Indemnified Party to give notice shall not relieve the Indemnifying Party of its obligations hereunder except to the extent (if any) that the Indemnifying Party shall have been prejudiced thereby. If the Indemnifying Party agrees that it has an indemnification obligation but objects that it is obligated to pay only a lesser amount, the Indemnified Party shall nevertheless be entitled to recover promptly from the Indemnifying Party the lesser amount, without prejudice to the Indemnified Party's claim for the difference.

          (c) After receiving a claim as set forth above, the Indemnifying Party may, at its own expense, (i) participate in the defense of any claim, suit, action or proceeding and (ii) except in the case of a claim indemnification for which is available pursuant to clause (ii) of paragraph (a) above, as to which this clause (ii) shall be inapplicable, upon notice to the Indemnified Party and the Indemnifying Party's delivering to the Indemnified Party a written agreement that the Indemnified Party is entitled to indemnification for all Losses arising out of such claim, suit, action or proceeding, assume the defense thereof; provided, however, that
     (x) the Indemnifying Party's counsel is reasonably satisfactory to the Indemnified Party, and (y) the Indemnifying Party shall thereafter consult with the Indemnified Party upon the Indemnified Party's reasonable request for such consultation from time to time with respect to such claim, suit, action or proceeding. If the Indemnifying Party assumes such defense, the Indemnified Party shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party. If, however, the Indemnified Party reasonably determines in its judgment that representation by the Indemnifying Party's counsel of both the Indemnifying Party and the Indemnified Party would present such counsel with a conflict of interest, then such Indemnified Party may employ separate counsel to represent or defend it in any such claim, action, suit or proceeding and the Indemnifying Party shall pay the reasonable fees and disbursements of such separate counsel. Whether or not the Indemnifying Party chooses to defend or prosecute any such claim, suit, action or proceeding, all of the parties hereto shall cooperate in the defense or prosecution thereof.

          (d) Notwithstanding anything in this Section 9 to the contrary, neither the Indemnifying Party nor the Indemnified Party shall, without the written consent of the other, settle or compromise any claim or permit a default or consent to entry of any judgment unless the claimant and such party provide to such other party an unqualified release from all liability in respect of such claim. Notwithstanding the foregoing, if a settlement offer solely for money damages is made by the applicable third party claimant, and the Indemnifying Party notifies the Indemnified Party in writing of the Indemnifying Party's willingness to accept the settlement offer and pay the amount called for by such offer, and the Indemnified Party declines to accept such offer, the Indemnified Party may continue to contest such claim, free of any participation by the Indemnifying Party, and the amount of any ultimate liability with respect to such claim that the Indemnifying Party has an obligation to pay hereunder shall be limited to the lesser of (i) the amount of the settlement offer that the Indemnified Party declined to accept or (ii) the aggregate Losses of the Indemnified Party with respect to such claim. If the Indemnifying Party makes any payment on any claim, the Indemnifying Party shall be subrogated, to the extent of such payment, to all rights and remedies of the Indemnified Party to any insurance benefits or other claims of the Indemnified Party with respect to such claim.

          (e) In the event that the Indemnifying Party does not elect to assume the defense of any claim, suit, action or proceeding, then any failure of the Indemnified Party to defend or to participate in the defense of any such claim, suit, action or proceeding or to cause the same to be done, shall not relieve the Indemnifying Party of its obligations hereunder.

     10.  Successors and Assigns. This Agreement shall be binding upon, and
          ----------------------
inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors, assigns and affiliates.

     11.  Notices. Any notice or other communication provided for herein or
          -------
given hereunder to a party hereto shall be in writing and shall be given by delivery, by telex, telecopier or by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

     If to ASN:

             Archstone Communities Trust
             7670 South Chester Street
             Englewood, Colorado  80112
             Attention:   Caroline Brower
             Facsimile:   (303) 708-6954

             with a copy to:

             Mayer, Brown & Platt
             190 South LaSalle Street
             Chicago, Illinois 60603
             Attention:     Michael T. Blair
             Facsimile:     (312) 701-7711

     If to Security Capital:

             Security Capital Group Incorporated
             125 Lincoln Avenue
             Santa Fe, New Mexico 87501
             Attention:    Jeffrey A. Klopf
             Facsimile:    (505) 988-8920
or to such other address with respect to a party as such party shall notify the other in writing.

     12.  Waiver. No party may waive any of the terms or conditions of this
          ------
Agreement, nor may this Agreement be amended or modified, except by a duly signed writing referring to the specific provision to be waived, amended or modified.

     13.  Entire Agreement. This Agreement constitutes the entire agreement,
          ----------------
and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto and their affiliates.

     14.  Expenses. Except as otherwise expressly contemplated herein to the
          --------
contrary, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby; provided, however, that each party shall pay one-half of the fees, disbursements and expenses of legal counsel to ASN in connection with the negotiation, preparation and closing of the transactions contemplated by this Agreement.

     15.  Commissions, etc. To the extent that any third party, including,
          ----------------
without limitation any of the underwriters set forth in the Underwriting Agreement, is entitled to any fees, discounts or commissions with respect to the ASN Shares purchased by ASN hereunder, Security Capital agrees to pay any and all such fees, discounts and commissions and shall hold ASN harmless from and against any liability in respect thereof.

     16.  Captions. The Section and Paragraph captions herein are for
          --------
convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     17.  Counterparts. This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     18.  Governing Law. This Agreement shall be governed by, and construed and
          -------------
enforced in accordance with, the laws of the State of Maryland.

     19.  No Presumption Against Drafter. Each of the parties hereto has
          ------------------------------
jointly participated in the negotiation and drafting of this Agreement. In the event of an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by each of the parties hereto and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

     20.  Termination. If the closing of the transactions contemplated hereby
          -----------
has not occurred on or prior to March 15, 2001, this Agreement shall terminate and be of no further force or effect.

                           *     *     *     *     *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first executed.

                              ARCHSTONE COMMUNITIES TRUST



                              By:  /s/ R. Scot Sellers
                                   ---------------------------------------
                                   R. Scot Sellers
                                   Chairman and Chief Executive Officer


                              SECURITY CAPITAL GROUP INCORPORATED



                              By:  /s/ Jeffrey A. Klopf
                                   ---------------------------------------
                                   Jeffrey A. Klopf
                                   Senior Vice President

                                   EXHIBIT A

                               AMENDMENT NO.3 TO
                 THIRD AMENDED AND RESTATED INVESTOR AGREEMENT

                                      A-1